 As filed with the Securities and Exchange Commission on December 27, 2001
                                                           Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                              --------------------


                              INSILICON CORPORATION
             (Exact name of registrant as specified in its charter)


                Delaware                           77-052615
       (State of Incorporation)        (I.R.S. Employer Identification No.


                              --------------------

                             411 East Plumeria Drive
                               San Jose, CA 95134
                    (Address of principal executive offices)


                              --------------------

                              inSilicon Corporation
                        2000 Employee Stock Purchase Plan
                                 2000 Stock Plan
                            (Full title of the plans)


                              --------------------


                                Wayne C. Cantwell
                      President and Chief Executive Officer
                              inSilicon Corporation
                             411 East Plumeria Drive
                               San Jose, CA 95134
                                 (408) 894-1900
 (Name, address, including zip code, and telephone number, including area code, of agent for service)


                              --------------------

                                   Copies to:
                           James F. Fulton, Jr., Esq.
                               COOLEY GODWARD LLP
                      5 Palo Alto Square 3000 El Camino Real
                               Palo Alto, CA 94306
                                 (650) 843-5000
                                 (650) 849-7400

                              --------------------

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================================
                                                              Proposed Maximum        Proposed Maximum
   Title of Securities                                            Offering                Aggregate               Amount of
   to be Registered         Amount to be Registered (1)      Price per Share (2)      Offering Price (2)       Registration Fee
-----------------------------------------------------------------------------------------------------------------------------------
 Stock Options and Common
  Stock (par value $.001)          765,188 shares                   $ 2.16               $ 1,652,806               $ 396.00
===================================================================================================================================

(1) Includes 720,177 and 45,011 shares issuable under the 2000 Stock Plan and 2000 Employee Stock Purchase Plan, respectively.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on December 21, 2001 as reported on the Nasdaq National Market.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENTS ON FORM S-8 NO. 333-40292
                           AND FORM S-8 NO. 333-49090


         This Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement of inSilicon Corporation (the " Company") on Form S-8 relating to the 2000 Employee Stock Purchase Plan and the 2000 Stock Plan (the "Plans") is effective.

         The contents of Registration Statements on Form S-8 No. 333-40292 filed with the Securities and Exchange Commission on June 28, 2000 and Form S-8 No. 333-49090 filed with the Securities and Exchange Commission on November 1, 2000 are incorporated by reference herein.


                                    EXHIBITS

  Exhibit
  Number

    5.1      Opinion of Cooley Godward LLP

   23.1      Consent of Ernst & Young LLP

   23.2 Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement

   24        Power of Attorney is contained on the signature pages.

   99.1(1)   2000 Stock Plan.

   99.2(2)   2000 Employee Stock Purchase Plan.




------------------------
(1)   Previously filed as Exhibit 10.5 to S-1/A filed January 13, 2000
(2)   Previously filed as Exhibit 10.6 to S-1/A filed January 13, 2000

                                       1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on December 26, 2001.

                        INSILICON CORPORATION

                        By:  /s/ Wayne C. Cantwell
                            ---------------------------------------------------

                        Title: President, Chief Executive Officer and Director
                               -------------------------------------------------




                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Wayne C. Cantwell and Bryan L. LeBlanc, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                                       2.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      Signature                                         Title                              Date
/s/  Wayne C. Cantwell
--------------------------------------------                  President, Chief Executive             December 26, 2001
    (Wayne C. Cantwell)                                              and Director
     -----------------

/s/  Bryan L. LeBlanc
--------------------------------------------               Executive Vice President and Chief        December 26, 2001
    (Bryan L. LeBlanc)                                        Financial Officer (Principal
     ----------------                                             Financial Officer)

/s/  Raymond J. Farnham
--------------------------------------------                             Director                    December 26, 2001
    (Raymond J. Farnham)
     ------------------

/s/  E. Thomas Hart
--------------------------------------------                             Director                    December 26, 2001
    (E. Thomas Hart)
     --------------

 /s/ Albert E. Sisto
--------------------------------------------                     Chairman of the Board               December 26, 2001
    (Albert E. Sisto)
     ---------------

                                       3.

                                  EXHIBIT INDEX


Exhibit
Number

   5.1       Opinion of Cooley Godward LLP

  23.1       Consent of Ernst & Young LLP

  23.2 Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement

  24         Power of Attorney is contained on the signature pages.

  99.1 (1)   2000 Stock Plan.

  99.2 (2)   2000 Employee Stock Purchase Plan.


(1) Previously filed as Exhibit 10.5 to S-1/A filed January 13, 2000
(2) Previously filed as Exhibit 10.6 to S-1/A filed January 13, 2000